Income Taxes	9 Months Ended
Sep. 30, 2014
Income Tax Disclosure [Abstract]
Income Taxes

14. Income Taxes

For the years ended December 31, 2012 and 2013 and for the nine months ended September 30, 2013 and 2014, the Company did not record a current or deferred income tax expense or benefit.

The following table presents domestic and foreign components of loss before provision for income taxes (in thousands):

	FOR THE YEAR ENDED DECEMBER 31,
	2012	2013
U.S.	$(1,051)	$(5,031)
Foreign	(760)	(245)

Income (Loss) before income taxes	$(1,811)	$(5,276)

A reconciliation of income tax expense computed at the statutory federal income tax rate of 34% to income taxes as reflected in the financial statements is as follows (in thousands):

	FOR THE YEAR ENDED DECEMBER 31,
	2012	2013
Federal income tax expense (benefit) at statutory rate	$(616)	$(1,794)
Loss on extinguishment of related-party convertible notes	—	568
Non-deductible foreign research expenses	222	26
Non-deductible expenses	5	74
Research and development tax credits	—	(93)
Change in valuation allowance	359	1,209
Foreign rate differential	30	10

Total tax expense (benefit)	$—	$—

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The following table presents significant components of the Company’s deferred tax assets (in thousands):

	AS OF DECEMBER 31,
	2012	2013
Deferred tax assets:
Net operating loss carryforwards	$827	$1,876
Accruals, reserve and other	120	292
Tax credit carryforwards	13	145
Property and equipment	—	2
Intangibles	130	223
Other	1	(1)

Total deferred tax assets	1,091	2,537
Valuation allowance	(1,091)	(2,537)

Net deferred tax assets	$—	$—

The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. Based on the Company’s history of operating losses, the Company has concluded that it is more likely than not that the benefit of its deferred tax assets will not be realized. Accordingly, the Company has provided a full valuation allowance for deferred tax assets as of December 31, 2012 and 2013. The valuation allowance increased approximately $396,000 and $1.4 million during the years ended December 31, 2012 and December 31, 2013, respectively, due to net operating losses.

As of December 31, 2012 and 2013 the Company had U.S. federal NOL carryforwards of approximately $1.9 million and $4.5 million, respectively, which may be available to offset future federal income and expire at various years beginning with 2026. As of December 31, 2012 and 2013, the Company also had U.S. state NOL carryforwards of approximately $2.7 million and $5.4 million, respectively, which may be available to offset future state income and expire at various years beginning with 2026. At December 31, 2012 and 2013, the Company also had approximately $28,000 and $70,000, respectively, of foreign net operating loss carryforwards which may be available to offset future foreign income; these carryforwards do not expire.

As of December 31, 2012 and 2013, the Company had federal research and development tax credit carryforwards of approximately $34,000 and $116,000, respectively, available to reduce future tax liabilities which expire at various years beginning with 2026. As of December 31, 2012 and 2013, the Company had state credit carryforwards of approximately $25,000 and $98,000, respectively, available to reduce future tax liabilities which do not expire.

Under Section 382 of the Internal Revenue Code of 1986, as amended (Code), our ability to utilize NOL carryforwards or other tax attributes, such as research tax credits, in any taxable year may be limited if we have experienced an “ownership change.” Generally, a Section 382 ownership change occurs if there is a cumulative increase of more than 50 percentage points in the stock ownership of one or more stockholders or groups of stockholders who owns at least 5% of a corporation’s stock within a specified testing period. Similar rules may apply under state tax laws. We believe that we have experienced at least two ownership changes under Section 382, which will result in limitations in our ability to utilize net operating losses and credits. In addition, we may experience ownership changes as a result of our initial public offering in August 2014, future offerings or other changes in the ownership of our stock. As a result, the amount of the NOLs and research and credit carryforwards presented in our financial statements could be limited and may expire unutilized.

The Company files income tax returns in the United States, and state and foreign jurisdictions. The federal, state and foreign income tax returns are open under the statute of limitations subject to tax examinations for the tax years ended December 31, 2009 through December 31, 2013. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the IRS, state or foreign tax authorities to the extent utilized in a future period.

The Company has total unrecognized tax benefits as of December 31, 2012 and 2013 of approximately $5,000 and $43,000, respectively. No amount of the unrecognized tax benefits, if recognized, would reduce the Company’s annual effective tax rate because the benefits are in the form of deferred tax assets for which a full valuation allowance has been recorded. The Company does not anticipate a significant change to its unrecognized tax benefits over the next twelve months. A reconciliation of the unrecognized tax benefits is as follows (in thousands):

	FOR THE YEAR ENDED DECEMBER 31,
	2012	2013
Unrecognized tax benefits as of the beginning of the year	$—	$5
Increase related to prior year tax provisions	—	7
Decrease related to prior year tax provisions	—	—
Increase related to current year tax provisions	5	31

Unrecognized tax benefits as of the end of the year	$5	$43

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2012 and 2013, the Company had no accrued interest or penalties related to uncertain tax positions and no amounts have been recognized in the Company’s consolidated statements of operations and comprehensive loss. There are no ongoing examinations by taxing authorities at this time.